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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

         DATE OF REPORT                                  AUGUST 3, 2004
         --------------
   (Date of earliest event reported):

                        EXTENDICARE HEALTH SERVICES, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

    DELAWARE                333-43549 AND 333-97293             98-0066268
    --------                -----------------------             ----------
 (State or other            (Commission File Number)          (IRS Employer
 jurisdiction of                                            Identification No.)
 incorporation)

              111 WEST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53203
              ----------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (414) 908-8000
                                 --------------
              (Registrant's telephone number, including area code)




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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.
------

         On August 3, 2004, Extendicare Health Services, Inc. announced the appointment of Richard Bertrand as its Chief Financial Officer effective September 1, 2004.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.
------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits. The following exhibit is being filed herewith:

                  (99) Extendicare Health Services, Inc. press release dated August 3, 2004.



                             * * * * * * * * * * * *



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EXTENDICARE HEALTH SERVICES,
                                           INC.

Date:    August 3, 2004

                                          By: /s/ Mark W. Durishan
                                              ----------------------------------
                                              Mark W. Durishan
                                              Vice President, Chief Financial
                                              Officer and Treasurer (principal
                                              financial officer and principal
                                              accounting officer)




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                        EXTENDICARE HEALTH SERVICES, INC.

                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                              DATED AUGUST 3, 2004

   EXHIBIT
   NUMBER
   -------
     99 Extendicare Health Services, Inc. press release dated August 3, 2004 regarding the appointment of Richard Bertrand as its Chief Financial Officer effective September 1, 2004.